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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2001



                                SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)


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
         Maryland                         000-21193                       95-4582157
(State or other jurisdiction       (Commission File Number)   (IRS Employer Identification No.)
    of incorporation)
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                             1781 Park Center Drive
                            Orlando, Florida  32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

   See December Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on April 24, 2001 attached hereto as
Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

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

       Exhibit No.                               Description
       -----------                               -----------
           99         December monthly operating reports filed April 24, 2001.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                         (Registrant)



Date:  April 30, 2001                By  /s/ Lawrence E. Young
                                         ---------------------
                                        Lawrence E. Young
                                        Chief Financial Officer
                                        and Vice President
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                                 EXHIBIT INDEX

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

       Exhibit No.                               Description
       -----------                               -----------
           99         December monthly operating reports filed April 24, 2001.


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